UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2012

Helix Energy Solutions Group, Inc.
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	001-32936 (Commission File Number)	95-3409686 (IRS Employer Identification No.)
400 N. Sam Houston Parkway E., Suite 400 Houston, Texas (Address of principal executive offices)	281-618-0400 (Registrant’s telephone number, including area code)	77060 (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Helix Energy Solutions Group, Inc. (the “Company”) announced today that Company representatives will make presentations to attendees at the Raymond James 33rd Annual Institutional Investors Conference in Orlando, Florida on March 6, 2012 at 9:50 a.m., EST, as well as the DNB Markets Oil, Offshore & Shipping Conference in Oslo, Norway on March 8, 2012.   The press release announcing the presentations is attached hereto as Exhibit 99.1 and the presentation materials to be delivered at the conferences are attached hereto as Exhibit 99.2.   Each of the exhibits is incorporated by reference herein. The presentation materials have also been posted in the Presentations section under Investor Relations of Helix’s website, www.HelixESG.com.

Item 9.01   Financial Statements and Exhibits.

(d)           Exhibits.

Number                      Description

----------                      --------------

99.1	Press Release dated February 28, 2012 announcing upcoming conference presentations.

99.2	Materials to be presented at the conferences.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:           February 28, 2012

          HELIX ENERGY SOLUTIONS GROUP, INC.

          By:              /s/ Anthony Tripodo
          Anthony Tripodo
          Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit No.                                Description

99.1	Press Release dated February 28, 2012 announcing upcoming conference presentations.

99.2	Materials to be presented at the conferences.